UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2021
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.
On November 12, 2021, Alexander & Baldwin, Inc.'s (the "Company") joint venture projects Kukui`ula Development Company (Hawaii) LLC, Kukui`ula Web IP LLC and Lodge IP LLC (collectively, "KDCH") completed the sale of substantially all of their assets to Brue Baukol Capital Partners for $183.5 million. The Company expects to receive a cash distribution from KDCH in the range of $110 million to $118 million, which constitutes the Company's 69% share of the sale proceeds less commissions, closing and transaction-related costs and cash retained in KDCH for fulfillment of post-closing obligations. Additionally, the Company will receive $4.7 million in cash to pay off the outstanding principal plus accrued interest on a note receivable the Company has with KDCH.

The distribution and note receivable payoff discussed above is in addition to $34.3 million of distributions received year-to-date from all the Kukui`ula joint venture projects and $6.8 million in year-to-date principal and interest payments on the KDCH note receivable.

With the Company's book value in KDCH as of October 31, 2021 of $104.1 million, the Company expects to recognize joint venture income from this transaction in the range of $6 million to $14 million. Since the Company’s tax basis in KDCH exceeds the distributions received, the transaction is expected to create no income tax liability.

Additionally, on November 12, 2021, the Company issued a press release announcing the sale of the assets of KDCH, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

99.1	Press release issued November 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  November 12, 2021

                        ALEXANDER & BALDWIN, INC.

                        /s/ Brett A. Brown
                        Brett A. Brown
                        Executive Vice President and Chief Financial Officer